SUPPLEMENT TO THE PROSPECTUS

TMK/United Funds, Inc.

The following information replaces the disclosure regarding High Income Portfolio's investment in non-dividend-paying common stocks in the section entitled "Goals and Investment Policies of the Portfolios" located on page 19:

     The Portfolio does not anticipate investing more than 10% of its total assets in non-dividend-paying common stocks.

To be attached to the cover page of the Prospectus of TMK/United Funds, Inc. dated October 1, 1997.

This Supplement is dated February 28, 1998.

U-1171,ed2-98